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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 23, 2001


                                   ALCOA INC.
                                   ----------
             (Exact name of Registrant as specified in its charter)




        Pennsylvania                   1-3610                 25-0317820
        ------------                   ------                 ----------
(State or Other Jurisdiction        (Commission           (I.R.S. Employer
     of Incorporation)              File Number)        Identification Number)




201 Isabella Street, Pittsburgh, Pennsylvania                        15212-5858
---------------------------------------------                        ----------
  (Address of Principal Executive Offices)                           (Zip Code)



                    Office of Investor Relations 212-836-2674
                      Office of the Secretary 412-553-4707
                 ----------------------------------------------
              (Registrant's telephone number, including area code)
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Item 5. Other Events.

This report is being filed in connection with the offer and sale by Alcoa Inc. ("Alcoa") of $500,000,000 principal amount of its 5 7/8% Notes Due 2006 and $1,000,000,000 principal amount of its 6 1/2% Notes Due 2011 (together, the "Offered Debt Securities"). The Offered Debt Securities are being offered and sold under the Registration Statement on Form S-3 (No. 333-59044; 333-59044-01) filed on April 16, 2001 under Rule 415 of the Securities Act of 1933, as amended, which Registration Statement was declared effective on April 26, 2001, covering up to $3,000,000,000 in aggregate offering price of securities of Alcoa and Alcoa Trust I.

A copy of the opinion of counsel for Alcoa regarding the validity of the Offered Debt Securities is filed as Exhibit 5 to this Form 8-K.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

c)  Exhibits.

     5    Opinion of Thomas F. Seligson, Esq., Counsel of Alcoa Inc.

     23 Consent of Thomas F. Seligson, Esq., Counsel of Alcoa Inc. (included in Exhibit 5).

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             ALCOA INC.



                                             By: /s/ Richard B. Kelson
                                                 ------------------------------
                                                 Executive Vice President and
                                                 Chief Financial Officer

Dated:  May 23, 2001

                                       3
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                                INDEX TO EXHIBITS

Exhibit No.                        Description
-----------                        -----------

5                   Opinion of Thomas F. Seligson, Esq., Counsel of Alcoa Inc.

23                  Consent of Thomas F. Seligson, Esq., Counsel of Alcoa Inc.
                    (included in Exhibit 5).

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